UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On March 28, 2013, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, acquired three office properties containing a total of 517,974 rentable square feet located on approximately 32.4 acres of land in Austin, Texas (the “Austin Suburban Portfolio”). The Company hereby amends the Form 8-K dated March 28, 2013 to provide the required financial information related to its acquisition of the Austin Suburban Portfolio.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: May 9, 2013	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Austin Suburban Portfolio for the year ended December 31, 2012, and the related notes to the financial statement.
Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Austin Suburban Portfolio for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.
Basis of Accounting
As described in Note 2 to the financial statement, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Austin Suburban Portfolio’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Irvine, California
May 9, 2013

AUSTIN SUBURBAN PORTFOLIO
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

Year Ended December 31, 2012

Revenues:
Rental income	$4,988
Tenant reimbursements and other revenue	3,749
Total revenues	8,737
Expenses:
Real estate taxes and insurance	1,555
Utilities	1,362
Repairs and maintenance	892
General and administrative	809
Cleaning	659
Security	147
Total expenses	5,424
Revenues over certain operating expenses	$3,313
See accompanying notes.

AUSTIN SUBURBAN PORTFOLIO
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2012

1.	DESCRIPTION OF REAL ESTATE PROPERTY
On March 28, 2013, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), through an indirect wholly owned subsidiary, acquired three office properties containing 517,974 rentable square feet located on approximately 32.4 acres of land in Austin, Texas (the “Austin Suburban Portfolio”) from certain affiliates of Thomas Properties Group, Inc. (the “Seller”). The Seller is not affiliated with KBS SOR or KBS Capital Advisors LLC, KBS SOR’s external advisor. The contractual purchase price of the Austin Suburban Portfolio was $76.0 million before credits and closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.

2.	BASIS OF PRESENTATION
The accompanying statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Austin Suburban Portfolio is not a legal entity and the accompanying statement of revenues over certain operating expenses is not representative of the actual operations for the period presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS SOR expects to incur in the future operations of the Austin Suburban Portfolio. Excluded items include interest expense, depreciation and amortization, and certain general and administrative costs not directly comparable to the future operations of the Austin Suburban Portfolio.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Austin Suburban Portfolio was acquired from an unaffiliated party and (ii) based on due diligence of the Austin Suburban Portfolio by KBS SOR, management is not aware of any material factors relating to the Austin Suburban Portfolio that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statement of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.3 million for the year ended December 31, 2012.

AUSTIN SUBURBAN PORTFOLIO
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2012

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principals, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2012, the Austin Suburban Portfolio was 77% leased by 56 tenants, primarily on a triple-net lease basis whereby tenants are responsible for paying their portion of operating expenses including real estate taxes, utilities and other operating expenses. For the year ended December 31, 2012, the Austin Suburban Portfolio earned approximately 14% of its rental income from a tenant in the computer programming industry. As of December 31, 2012, this tenant occupied 46,388 rentable square feet, or approximately 9% of the total rentable square feet. Its lease expires on September 30, 2017, with two five-year extension options.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2012.

5.	FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2012, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2013	$4,736
2014	4,189
2015	3,240
2016	2,221
2017	1,266
Thereafter	713
$16,365

6.	COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out or is leased out at a lower rental rate, the total amount of future minimum rent received by the Austin Suburban Portfolio will be reduced.
Environmental
The Austin Suburban Portfolio is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Austin Suburban Portfolio’s financial condition and results of operations as of December 31, 2012.

7.	SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statement of revenues over certain operating expenses is issued. The accompanying statement of revenues over certain operating expenses was issued on May 9, 2013.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2012, the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for the year ended December 31, 2012 and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2012 have been included in KBS SOR’s prior filings with the Securities and Exchange Commission. In addition, this pro forma information should be read in conjunction with the statement of revenues over certain operating expenses and notes thereto of the Austin Suburban Portfolio, which is included herein.
The unaudited pro forma balance sheet as of December 31, 2012 has been prepared to give effect to the acquisition of the Austin Suburban Portfolio as if the acquisition occurred on December 31, 2012.
The unaudited pro forma statement of operations for the year ended December 31, 2012 has been prepared to give effect to the acquisition of the Austin Suburban Portfolio as if the acquisition occurred on January 1, 2012.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Austin Suburban Portfolio been consummated as of January 1, 2012. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2012
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Austin Suburban Portfolio (b)
Assets
Real estate held for investment, net	$314,314	$76,033	(c)	$390,347
Real estate held for sale, net	3,319	—		3,319
Real estate loans receivable, net	71,906	—		71,906
Real estate securities	4,817	—		4,817
Total real estate and real estate-related investments, net	394,356	76,033		470,389
Cash and cash equivalents	125,960	(74,781)		51,179
Investment in unconsolidated joint venture	7,926	—		7,926
Rents and other receivables, net	2,863	—		2,863
Above-market leases, net	2,855	158	(c)	3,013
Assets related to real estate held for sale	118	—		118
Prepaid expenses and other assets	3,850	—		3,850
Total assets	$537,928	$1,410		$539,338
Liabilities and equity
Notes payable
Notes payable	$29,411	$—		$29,411
Notes payable related to real estate held for sale	4,340	—		4,340
Total notes payable	33,751	—		33,751
Accounts payable and accrued liabilities	5,995	—		5,995
Due to affiliates	21	—		21
Below-market leases, net	2,031	1,410	(c)	3,441
Security deposits and other liabilities	2,827	—		2,827
Total liabilities	44,625	1,410		46,035
Commitments and contingencies
Redeemable common stock	9,651	—		9,651
Equity
KBS Strategic Opportunity REIT, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 58,127,627 shares issued and outstanding, 58,127,627 pro forma shares	581	—		581
Additional paid-in capital	505,907	—		505,907
Cumulative distributions and net losses	(38,615)	—		(38,615)
Accumulated other comprehensive loss	(13)	—		(13)
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	467,860	—		467,860
Noncontrolling interests	15,792	—		15,792
Total equity	483,652	—		483,652
Total liabilities and equity	$537,928	$1,410		$539,338

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of December 31, 2012

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K as of December 31, 2012.

(b)
Represents the acquisition of the Austin Suburban Portfolio. The purchase price (net of closing credits) of the Austin Suburban Portfolio was $74.8 million plus closing costs. This amount was funded from cash available from proceeds, net of offering costs, from KBS SOR’s initial public offering.

(c)
KBS SOR determined the cost of tangible assets, identifiable intangible assets and assumed liabilities (consisting of above and below-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for these acquisitions is preliminary and subject to change.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustments
		Austin Suburban Portfolio		Pro Forma Total
Revenues:
Rental income	$14,704	$5,544	(b)	$20,248
Tenant reimbursements	1,690	3,711	(c)	5,401
Interest income from real estate loans receivable	1,708	—		1,708
Interest income from real estate securities	926	—		926
Other operating income	876	38	(d)	914
Total revenues	19,904	9,293		29,197
Expenses:
Operating, maintenance, and management	8,210	3,869	(e)	12,079
Real estate taxes and insurance	2,664	1,555	(f)	4,219
Asset management fees to affiliate	1,710	569	(g)	2,279
Real estate acquisition fees and expenses	1,345	—		1,345
Real estate acquisition fees and expenses to affiliate	2,206	—		2,206
General and administrative expenses	3,152	—		3,152
Depreciation and amortization	9,463	3,359	(h)	12,822
Interest expense	2,199	—		2,199
Total expenses	30,949	9,352		40,301
Other income:
Other interest income	97	—		97
Gain from extinguishment of debt	581	—		581
Income from unconsolidated joint venture	116	—		116
Gain on early payoff of real estate loan receivable	358	—		358
Gain on sale of real estate securities	214	—		214
Total other income	1,366	—		1,366
Loss from continuing operations	(9,679)	(59)		(9,738)
Discontinued operations:
Gain on sale of real estate, net	593	—		593
Loss from discontinued operations	(1,009)	—		(1,009)
Total loss from discontinued operations	(416)	—		(416)
Net loss	(10,095)	(59)		(10,154)
Net loss attributable to noncontrolling interests	333	—		333
Net loss attributable to common stockholders	$(9,762)	$(59)		$(9,821)
Basic and diluted loss per common share:
Continuing operations	(0.27)			(0.21)
Discontinued operations	(0.01)			(0.01)
Net loss per common share	$(0.28)			$(0.22)
Weighted-average number of common shares outstanding, basic and diluted	35,458,656			43,810,819	(i)

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on historical operations of the previous owner.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on historical operations of the previous owner.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on historical operations of the previous owner.

(f)	Represents real estate taxes and insurance expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012, based on management’s estimate.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012 that would have been due to affiliates of KBS SOR had the asset been acquired on January 1, 2012. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR’s advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR’s advisor.

(h)
Represents depreciation and amortization expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease, including any below-market renewal periods.

(i)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR’s initial public offering used to complete the acquisition were raised as of January 1, 2012 and KBS SOR received a gross offering price of $10.00 per share.